SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2012

EnviroStar, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-14757	11-2014231
(Commission File Number)	(IRS Employer Identification No.)

290 N.E. 68 Street, Miami, Florida	33138
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (305) 754-4551

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Other than the information pertaining to the dividend declared by the Board of Directors of EnviroStar, Inc. (the “Company”), which information is filed, the information in Item 2.02 in this Report and Exhibit 99.1, including the information from Exhibit 99.1 incorporated in Item 2.02 by reference, is being furnished, and shall not be deemed “filed,” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 1.01                      Entry into a Material Definitive Agreement.

On November 9, 2012, the Company entered into a Second Amendment to Credit Agreement (the "Second Amendment") with Wells Fargo Bank, National Association ("Wells Fargo"), to amend that certain Credit Agreement, dated as of November 16, 2012, between the Company and Wells Fargo, as amended by First Amendment to Credit Agreement, dated as of October 11, 2012, between the Company and Wells Fargo (collectively, the "Credit Agreement").  Under the Credit Agreement, the ratio of Total Liabilities (as defined in the Credit Agreement) to Total Net Worth (as defined in the Credit Agreement) cannot exceed 2 to 1. Pursuant to the Second Amendment, the Company's non-refundable customer deposits are excluded from the definition of Total Liabilities.  The foregoing description is subject to, and qualified in its entirety by reference to, the full text of the Second Amendment filed as Exhibit 4.1(a) to this Report and is incorporated herein by reference.

Item 2.02                      Results of Operations and Financial Condition.

On November 9, 2012, the Company issued a press release announcing its results of operations for the three months ended September 30, 2012.  A copy of the press release is furnished (other than the information pertaining to the dividend declared by the Company’s Board of Directors, which is filed) as Exhibit 99.1 to this Report and is incorporated herein by reference.

Item 5.07                      Submission of Matters to a Vote of Securityholders.

The 2012 annual meeting of stockholders of the Company was held on November 9, 2012.  The stockholders voted on a proposal to elect six directors for terms that will expire at the 2013 annual meeting of stockholders.  The nominees, Michael S. Steiner, William K. Steiner, Venerando J. Indelicato, David Blyer, Lloyd Frank and Alan Grunspan were elected to serve as directors of the Company.  The results of the voting were as follows:

Nominees	For	Withheld	Broker Non-Votes
Michael S. Steiner	4,510,020	29,679	0
William K. Steiner	4,460,320	79,379	0
Venerando J. Indelicato	4,508,320	30,879	0
David Blyer	4,532,320	7,379	0
Lloyd Frank	4,460,320	79,379	0
Alan Grunspan	4,483,820	55,879	0

Item 8.01                      Other Events.

On November 9, 2012, the Company’s Board of Directors declared a special cash dividend of $.60 per share payable on December 12, 2012 to shareholders of record on November 28, 2012.

Item 9.01                      Financial Statements and Exhibits.

(d)        Exhibits:

4.1(a)   Second Amendment to Credit Agreement, dated as of November 9, 2012, between EnviroStar, Inc. and Wells Fargo Bank, National Association.

99.1  The Company's Press Release dated November 9, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EnviroStar, Inc.

Date: November 13, 2012	By:	/s/ Venerando J. Indelicato
Venerando J. Indelicato,
Treasurer and Chief Financial Officer

EXHIBIT INDEX
Exhibit No.	Description

4.1(a)	Second Amendment to Credit Agreement, dated as of November 9, 2012, between EnviroStar, Inc. and Wells Fargo Bank, National Association.

99.1	The Company's Press Release dated November 9, 2012.